UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 25, 2016 (July 25, 2016)
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)
XL GROUP
Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, 8 St. Stephen's Green, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: +353 (1) 400-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 25, 2016, XL Group Ltd (“XL-Bermuda”) filed a Current Report on Form 8-K12B (the “Original Form 8-K12B”) in connection with the completion of a scheme of arrangement under Irish law between XL-Bermuda and XL Group plc (“XL-Ireland”) that effected a transaction (“the “Redomestication”) that resulted in the shareholders of XL-Ireland becoming shareholders of XL-Bermuda and XL-Ireland becoming a subsidiary of XL-Bermuda. In connection with the Redomestication, on July 25, 2016, (i) XL-Bermuda, XL-Ireland and XLIT Ltd. ("XL-Cayman") filed with the U.S. Securities and Exchange Commission (the “SEC”) Post-Effective Amendment No. 1 to a Registration Statement on Form S-3 (File No. 333-199842) (the “S-3 Post-Effective Amendment”), (ii) XL-Bermuda filed with the SEC Post-Effective Amendments to Registration Statements on Form S-8 (File No. 333-62137), Form S-8 (File No. 333-81451), Form S-8 (File No. 333-46250), Form S-8 (File No. 333-89568), Form S-8 (File No. 333-161122), Form S-8 (File No. 333-161124), Form S-8 (File No. 333-174138), Form S-8 (File No. 333-210074) (together, the “S-8 Post-Effective Amendments”) and (iii) XL-Bermuda filed with the SEC a Registration Statement on Form S-8 (together, with the S-3 Post-Effective Amendment and the S-8 Post-Effective Amendments the “Registration Statements”).

In connection with the filing of the Registration Statements, XL-Bermuda filed in the Original Form 8-K12B, among other things: (1) XL Group plc Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, attached thereto as Exhibit 99.1; and (ii) XL Group plc Financial Statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, attached thereto as Exhibit 99.2.

The purpose of this amendment on Form 8-K12B/A is to restate the exhibit index in Item 9.01 in order to furnish the  XBRL (eXtensible Business Reporting Language) interactive data files as an exhibit to Original Form 8-K12B  in accordance with Rule 405 of Regulation S-T.

No other changes have been made to the Original Form 8-K12B. This amendment speaks as of the original filing date of the Original Form 8-K12B, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Original Form 8-K12B.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following are filed as exhibits to the Original Form 8-K12B as amended by this Form 8-K12B/A:

Exhibit No.	Description
3.1*	Certificate of Incorporation of XL Group Ltd
3.2*	Certificate of Incorporation on Change of Name of XL Group Ltd
3.3*	Memorandum of Association of XL Group Ltd
3.4*	Bye-Laws of XL Group Ltd
3.5*	Amended and Restated Memorandum and Articles of Association of XL Group plc
4.1*	Specimen Share Certificate (evidencing the common shares of XL Group Ltd)
4.2*
Third Supplemental Indenture, dated July 25, 2016, among XL Group Ltd, XL Group plc, XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Senior Debt Securities Indenture dated as of September 30, 2011

4.3*
Second Supplemental Indenture, dated as of July 25, 2016, among XL Group Ltd, XL Group plc, XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Subordinated Debt Securities Indenture dated as of March 30, 2015

10.1*	Form of Bermuda Indemnification Agreement between XL Group Ltd and each of the directors of and the corporate secretary of XL Group Ltd
10.2*	First Supplement to the Deed Poll of XLIT Ltd
23.1*	Consent of PricewaterhouseCoopers LLP
99.1*
XL Group plc’s Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, revised solely to reflect the guarantor financial information

99.2*	XL Group plc’s Financial Statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, revised solely to reflect the guarantor financial information
99.3*	XL Group plc Unaudited Pro Forma Consolidated Financial Information for the year ended December 31, 2015
99.4*	Press Release (“XL Group Ltd Completes Redomestication to Bermuda”) dated July 25, 2016
99.5
“Description of XL Group Ltd Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of XL Group plc’s Proxy Statement Schedule 14A filed on May 11, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Dcoument
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
* Previously filed as an exhibit to the Original Form 8-K12B filed with the SEC on July 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Group Ltd
Date: July 25, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary

XL Group plc
Date: July 25, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary